UNITIL [LOGO]
We deliver
It's that simple.


March 11, 2002


Dear Fellow Shareholder,


I am pleased to invite you to the Annual Meeting of Common Shareholders of Unitil Corporation, scheduled to be held on Thursday, April 18, 2002, at 10:30 A.M., at the office of the Company, 6 Liberty Lane West, Hampton, New Hampshire.

Enclosed you will find a 2001 annual report, a notice of meeting, a proxy statement and a proxy card to be used in connection with the meeting. This year, shareholders are being asked to vote on the election of five Directors.

We hope that you are able to attend the Annual Meeting. Whether or not you plan to be present, we urge you to vote your shares by completing and signing the enclosed proxy card and returning it in the envelope provided. Your vote is important whether you own one share or many.

Thank you for your continued interest in Unitil.

Sincerely,


/s/ Robert G. Schoenberger
--------------------------
Robert G. Schoenberger

CHAIRMAN OF THE BOARD OF DIRECTORS
AND CHIEF EXECUTIVE OFFICER

UNITIL [LOGO]

We deliver.
It's that simple.

NOTICE OF ANNUAL MEETING OF COMMON SHAREHOLDERS

                                                        Hampton, New Hampshire
                                                        March 11, 2002


To the Common Shareholders:

     You are hereby notified that the annual meeting of common shareholders of Unitil Corporation will be held at the office of the Company, 6 Liberty Lane West, Hampton, New Hampshire, on Thursday, April 18, 2002, at 10:30 A.M., for the following purposes:

     1.   To elect five Directors.

     2. To act on such other matters as may properly come before the meeting and any adjournments thereof.

     The enclosed form of proxy has been prepared at the direction of the Board of Directors of Unitil and is sent to you at its request. The persons named in said proxy have been designated by the Board of Directors.

     The Board of Directors fixed February 21, 2002, as the date for determining holders of record of Common Stock who are thereby entitled to notice of and to vote at this meeting and any adjournments thereof.

     REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU CAN BE SURE YOUR SHARES ARE REPRESENTED AT THE MEETING BY PROMPTLY SIGNING, DATING AND RETURNING THE ENCLOSED PROXY CARD IN THE POSTAGE-PAID ENVELOPE. IF FOR ANY REASON YOU DESIRE TO REVOKE OR CHANGE YOUR PROXY, YOU MAY DO SO AT ANY TIME PRIOR TO THE MEETING, OR IN PERSON AT THE MEETING.

                                         By Order of the Board of Directors,


                                         /s/ Mark H. Collin
                                         -----------------------------------
                                         Mark H. Collin
                                         TREASURER & SECRETARY

UNITIL [LOGO]

We deliver.
It's that simple.


                                                                  March 11, 2002

                                Proxy Statement

             ANNUAL MEETING OF COMMON SHAREHOLDERS, APRIL 18, 2002

     This proxy statement is furnished in connection with the solicitation by the Board of Directors of proxies in the accompanying form for use at the 2002 annual meeting of common shareholders of Unitil Corporation ("Unitil" or "the Company"). Each proxy can be revoked at any time before it is voted by written notification to the Secretary of Unitil at the address listed on page 18 prior to the meeting, or in person at the meeting. Every properly signed proxy will be voted unless previously revoked.

     Unitil presently has seven subsidiaries, Concord Electric Company ("CECo"), Exeter & Hampton Electric Company ("E&H"), Fitchburg Gas and Electric Light Company ("FG&E"), Unitil Power Corp. ("Unitil Power"), Unitil Realty Corp. ("Unitil Realty"), Unitil Resources, Inc. ("Unitil Resources") and Unitil Service Corp. ("Unitil Service").

     The annual report of Unitil for the year 2001 is enclosed and includes consolidated financial statements that are not part of this proxy statement.

     The voting securities of Unitil issued and outstanding on February 21, 2002, consisted of 4,743,696 shares of Common Stock, no par value, entitling the holders thereof to one vote per share. Holders of Common Stock of record on such date are entitled to notice of and to vote at the annual meeting and any adjournments thereof. A majority of the outstanding shares of Common Stock constitutes a quorum.


        Name and Address       Shares of Common Stock      Percent of Shares
      of Beneficial Owner        Beneficially Owned          Outstanding
    ---------------------------------------------------------------------------
     Charles H. Tenney II
     30 Cedar Road                   270,542 (1)                 5.70%
     Chestnut Hill, MA 02167

--------------------------------------------------------------------------------
NOTES:

(1) Based on information provided by Mr.Tenney.Total shares of Common Stock owned by Mr.Tenney include 3,034 shares which are held in trust under the terms of the Unitil Tax Deferred Savings and Investment Plan ("401(k)"). (See "Other Compensation Arrangements"). Mr. Tenney has voting power only with respect to the shares credited to his account. Mr. Tenney is the former Chairman and CEO and a former Director of the Company. Mr. Tenney retired from the Board of Directors in April, 1999. Mr. Tenney is current Director Charles H. Tenney III's father. (See "Information About Directors Whose Terms of Office Continue.")

     The eleven Directors and the officers of Unitil as a group have beneficial ownership as of February 21, 2002, of 75,144 shares (1.58%) of Common Stock, of which they have direct beneficial ownership of 55,993 shares (1.18%), which excludes options to purchase 153,496 shares (3.24%) pursuant to the exercise of those options, and indirect beneficial ownership of 19,151 shares (0.40%). To the knowledge of Unitil, each Director and each officer has voting and investment power with respect to the shares directly owned. With regard to certain of the indirect beneficial ownership by said group, see the footnotes to the table contained in the section of this proxy statement entitled "As to the Election of Directors" setting forth certain information about the Directors of Unitil.

     Assuming a quorum is present, the favorable vote of a majority of the shares of Common Stock represented and voting will be required for approval of all matters, including the election of Directors, which may come before the meeting.

                         AS TO THE ELECTION OF DIRECTORS
                       -----------------------------------

     Unitil's By-Laws provide for a Board of between nine and fifteen Directors divided into three classes, each class being as nearly equal in number as possible, and each with their respective terms of office arranged so that the term of office of one class expires in each year, at which time a corresponding number of Directors is elected for a term of three years. Unitil currently has eleven Directors.

     The Board of Directors has a stock ownership policy that no person be nominated as a candidate for Director for election to a second term as part of the slate of Directors proposed by the Company unless he or she is a beneficial owner, either directly or indirectly, of at least 1,000 shares of Unitil Common Stock. The Board of Directors also has an age limitation policy that has been in effect since January, 1999, such that no person be nominated as a candidate for Director for reelection as part of the slate of Directors proposed for election by the Company after he or she has reached age 70.

                    Information About Nominees for Directors
                  --------------------------------------------

     Each nominee has been a member of the Board of Directors since the date indicated. Proxies will be voted for the persons whose names are set forth below unless instructed otherwise. If any nominee shall be unable to serve, the proxies will be voted for such person as may be designated by management to replace such nominee. Each of the nominees has consented to being named in this proxy statement and to serve if elected. Unless otherwise indicated, all shares shown represent sole voting and investment power.


NOMINEES FOR DIRECTORS WHOSE TERMS WILL EXPIRE IN THE YEAR 2005
---------------------------------------------------------------------------------------------------

                                                                  Common Stock Owned
                                                           Beneficially on February 21, 2002 (1)
                                                Director   -------------------------------------
                                                 Since                    Shares
---------------------------------------------------------------------------------------------------
DAVID P. BROWNELL, AGE 58                        2001(2)                    429
----------------------------------------------
     Senior Vice President of Tyco
     International Ltd., ("Tyco")
     (diversified global manufacturing and
     service company) Exeter, NH. Mr.
     Brownell has been with Tyco since 1984.
     Mr. Brownell is also Volunteer Board
     President of the United Way of the
     Greater Seacoast, on the Board of the
     University of New Hampshire Foundation
     and the NH Junior Achievement Advisory
     Council.

ALBERT H. ELFNER, III, AGE 57                    1999                     5,491
----------------------------------------------

     Retired Chairman (1994-1999) and Chief
     Executive Officer (1995-1999) of
     Evergreen Investment Management Company,
     Boston, MA. Mr. Elfner is also a Trustee of the Memorial Drive Trust, Cambridge,
     MA, and a Director of NGM Insurance
     Company, Keene, NH.

ROSS B. GEORGE, AGE 69                           1999                     3,409
----------------------------------------------

     Chairman of the Board, since 1999
     (Director since 1988) of Simonds
     Industries, Inc., ("Simonds") Fitchburg,
     MA. Mr. George served as Chief Executive
     Officer (1995-1999) and President and
     Chief Operating Officer (1988-1995),
     also at Simonds. (industrial cutting
     tools manufacturing company)


MICHAEL B. GREEN, AGE 52                         2001(2)                    279
----------------------------------------------

     President and Chief Executive Officer of
     Capital Region Health Care and Concord
     Hospital, Concord, NH, since 1992. Mr.
     Green also serves on the Boards of the
     Greater Concord Chamber of Commerce,
     Foundation for Healthy Communities, and
     Community Provider Network of Central
     New Hampshire.


M. BRIAN O'SHAUGHNESSY, AGE 59                   1998                     1,975
----------------------------------------------

     Chairman of the Board, Chief Executive
     Officer and President of Revere Copper
     Products, Inc., Rome, NY, since 1988. 3
     GS Financial Printing 201-460-2200 27353
     Unitil proxy statement Proof 4
     Information About Directors Whose Terms
     of Office Continue Common Stock Owned
     Director Term to Beneficially on
     February 21, 2002 (1) Since Expire
     Shares


                                       3


                                                                                 Common Stock Owned
                                                                      Beneficially on February 21, 2002 (1)
                                                Director     Term to  -------------------------------------
                                                 Since       Expire                   Shares
------------------------------------------------------------------------------------------------------------

WILLIAM E. AUBUCHON, III, AGE 57                 1999         2003                      436
----------------------------------------------
     Chairman and Chief Executive Officer of
     W.E. Aubuchon Company, Inc. (retail
     hardware company), Westminster, MA,
     since 1993. Mr. Aubuchon is also a
     Director of the North Central
     Massachusetts Chamber of Commerce, since
     1991, and a Director of the Mt.
     Wachusett Community College Foundation,
     Inc., Gardner, MA, since 1999.

MICHAEL J. DALTON, AGE 61                        1984         2004                   71,365(3)(4)(5)
----------------------------------------------
     President and Chief Operating Officer of
     Unitil. Mr. Dalton is also a Director,
     since 1996, and Secretary, since 1997,
     of the University of New Hampshire
     Foundation.

EDWARD F. GODFREY, AGE 52                        2002(6)      2004                    1,000
----------------------------------------------
     Retired Executive Vice President and
     Chief Operating Officer (1997-1998) of
     Keystone Investments, Incorporated
     ("Keystone"), Boston, MA. Also at
     Keystone, Mr. Godfrey was Senior Vice
     President, Chief Financial Officer and
     Treasurer from 1988 until 1996.

EBEN S. MOULTON, AGE 55                          2000         2004                      436
----------------------------------------------
     President of Seacoast Capital
     Corporation, Danvers, MA (equity
     investment company) since 1995. Mr.
     Moulton is also a Director of IEC
     Electronics (complex circuit boards
     manufacturer), a Director of PartMiner,
     Inc., (global distributor of computer
     components), a Director of Home Market
     Foods, and a Trustee of Colorado
     College, Colorado Springs, CO.


ROBERT G. SCHOENBERGER, AGE 51                   1997         2003                   98,701(3)(7)(8)
----------------------------------------------
     Chairman of the Board and Chief
     Executive Officer of Unitil since 1997.
     Prior to his employment with Unitil, Mr.
     Schoenberger was President and Chief
     Operating Officer at the New York Power
     Authority (state owned public power
     enterprise) from 1993 until 1997. Mr.
     Schoenberger is also a Director of the
     Greater Seacoast (NH) United Way since
     1998, Director of Exeter Health
     Resources, Exeter, NH, since 1998,
     Director of Enermetrix, Inc., Maynard,
     MA, since 1999, and a Director of the
     New England Gas Association, since 1999.



                                                                                 Common Stock Owned
                                                                      Beneficially on February 21, 2002 (1)
                                                Director     Term to  -------------------------------------
                                                 Since       Expire                   Shares
------------------------------------------------------------------------------------------------------------
CHARLES H. TENNEY III, AGE 54 (9)                1992         2003                    3,321
----------------------------------------------

     Former financial advisor (2001-2002) at
     H&R Block Financial Advisors, Ashland,
     MA. Mr. Tenney is also former Director
     of Corporate Services (1999-2000), Log
     On America, Inc., Providence, RI (New
     England regional competitive local
     exchange carrier and
     information/Internet service provider).
     Mr. Tenney is the former Secretary
     (1997-1999) of NorthernUtilities, Inc.,
     Portsmouth, NH (natural gas distributor) and former Secretary (1997-1999) of
     Granite State Gas Transmission, Inc.,
     Portsmouth, NH. Mr. Tenney is also the
     former Clerk (1991-1999) of Bay State
     Gas Company, a subsidiary of NIPSCO
     Industries, Inc., Merrillville, IN.
     (utility holding company)


--------------------------------------------------------------------------------
NOTES:

          Except as otherwise noted, each of the persons named above has held his present position (or another executive position with the same employer) for more than the past five (5) years.

(1) Based on information furnished to Unitil by the nominees and continuing Directors. No Director standing for election, no Director whose term is continuing and no officer owns more than one percent of the total outstanding shares.

(2) Mr. Brownell and Mr. Green are Director nominees elected to the Board by the Board of Directors upon recommendation by the Executive Committee in June, 2001. Neither Mr. Brownell nor Mr. Green have previously been elected by the shareholders of the Company.

(3) Included are 2,636 and 4,921 shares that are held in trust for Messrs. Schoenberger and Dalton, respectively, under the terms of the Unitil Tax Deferred Savings and Investment Plan ("401(k)"). Messrs. Schoenberger and Dalton have voting power only with respect to the shares credited to their accounts. For further information regarding 401(k), see "Other Compensation Arrangements - Tax-Qualified Savings and Investment Plan" below.

(4) Included are 30,000 options that Mr. Dalton has the right to purchase upon the exercise of those options under the terms of the 1998 Stock Option Plan ("Option Plan"). See "Other Compensation Arrangements." Mr. Dalton was granted 10,000 options in March, 1999, 10,000 options in January, 2000, and 10,000 options in January, 2001, all of which will vest at a rate of 25% in year one, 25% in year two, and 50% in year three, following the dates of the respective grants.

(5) Included are 9,211 shares held by a member of Mr. Dalton's family. He has no voting rights or investment power with respect to, and no beneficial interest in, such shares.

(6) Mr. Godfrey was elected by the Board in January, 2002, to fill the position vacated by Bruce W. Keough. Article II of Unitil's By-Laws provides that a Director elected by the Board to fill a vacancy, whether due to the death, resignation, or other inability to serve of any Director previously elected, shall be elected for the unexpired term of his predecessor in office. Mr. Keough, who resigned from the Board in June, 2001, was elected in April, 2001, for a term of three years.

(7) Included are 30,996 options that Mr. Schoenberger has the right to purchase pursuant to the exercise of those options under the terms of the 1989 Key Employee Stock Option Plan ("KESOP"). For further information regarding the KESOP, see "Other Compensation Arrangements" below.

(8) Included are 60,000 options that Mr. Schoenberger has the right to purchase upon the exercise of those options under the terms of the 1998 Stock Option Plan ("Option Plan"). See "Other Compensation Arrangements." Mr. Schoenberger was granted 20,000 options in March, 1999, 20,000 options in January, 2000, and 20,000 options in January, 2001, all of which will vest at a rate of 25% in year one, 25% in year two, and 50% in year three, following the dates of the respective grants.

(9) Mr. Tenney is the son of Charles H. Tenney II, former Chairman and CEO of the Company, and currently, 5.7% shareholder of the Company, as noted on page 2.

     The Board of Directors met nine times in 2001. During 2001, Directors attended an average of 96% of all meetings of the Board of Directors held and of all meetings held by all Committees of the Board on which they served, if any.

     Section 17(a) of the Public Utility Holding Company Act of 1935 and Section 16(a) of the Securities Exchange Act of 1934 require the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file certain reports of ownership and changes in share ownership with the Securities and Exchange Commission and the American Stock Exchange and to furnish the Company with copies of all Section 17(a) and Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that such forms were not required for those persons, the Company believes that all filing requirements applicable to its officers and directors during 2001 and through February, 2002, were met.

                           Compensation of Directors
                         -----------------------------

     In 2001, members of the Board of Directors who are not officers of Unitil or any of its subsidiaries received an annual retainer fee of $7,000 in cash and $5,500 in Unitil Common Stock, as well as $500 for each Board Meeting attended. Members of the Executive Committee who are not officers of Unitil or any of its subsidiaries received an annual retainer fee of $3,000 and $400 for each meeting attended. The Chairman of the Executive Committee received an annual retainer fee of $15,000, and $400 for each meeting attended. Members of the Audit Committee and Compensation Committee received an annual retainer fee of $1,000 and $400 for each meeting attended. The Chairman of the Audit Committee and the Chairman of the Compensation Committee received an annual retainer fee of $2,000, respectively, and $400 for each meeting attended. Those Directors of Unitil who also serve as Directors of CECo, E&H or FG&E and who are not officers of Unitil or any of its subsidiaries received a meeting fee of $100 per subsidiary meeting attended and no annual retainer fee from CECo, E&H or FG&E. All Directors are entitled to reimbursement of expenses incurred in connection with attendance at meetings of the Board of Directors and any Committee on which they serve.

     As part of the Company's overall support for charitable institutions, the Company has a program that provides a perpetual gift of $1,000 annually to the Greater Seacoast United Way ("United Way") on behalf of each Director who retires from the Board. The Director(s) receive no financial benefit from this program as the charitable deductions accrue solely to the Company. In 2001, two Directors retired from the Board.

     In 1999, the Board of Directors approved the Unitil Corporation Directors' Deferred Compensation Plan ("Deferred Plan") for the purpose of allowing non-employee members of the Board to defer payment of all or a specified part of compensation for services performed as a Director. The Deferred Plan is administered by the Compensation Committee and stipulates that eligible Directors may elect to defer all or a portion of their cash retainer and meeting fees. Separate accounts are maintained for each Director participant, which are an unfunded liability of the Company. Additionally, accounts are credited monthly with interest based on the current rate of 60-month Treasury bills. Funds contributed and interest credited is tax deferred until withdrawn from the Deferred Plan. Director participants may elect to withdraw funds from the Deferred Plan after a fixed amount of time, upon resignation or retirement from the Board, upon death or disability, or upon a Change in Control. Withdrawals may be taken in cash, either in one lump sum or in a series of installments. During 2001, no Directors participated in the Deferred Plan.

                      Committees of the Board of Directors
                    ----------------------------------------

                              Executive Committee
                            -----------------------

     The Executive Committee of the Board of Directors held seven meetings in 2001. Its members are Albert H. Elfner, III (Chairman), Eben S. Moulton, M. Brian O'Shaughnessy, Robert G. Schoenberger, and Charles H. Tenney III. This Committee's responsibility is to review and oversee corporate policies related to the Company's long-range strategic business, financial and operating plans. In addition, the Executive Committee also acts as a nominating committee. In its function as a nominating committee, the Committee coordinates suggestions or searches for potential nominees for Board members; reviews and evaluates qualifications of potential Board members; and recommends to the Board of Directors nominees for vacancies occurring from time to time on the Board of Directors. The Committee will consider nominees recommended by shareholders upon timely submission of the names of such nominees with qualifications and biographical information forwarded to the Executive Committee of the Board of Directors. The Executive Committee's duties also include the review and recommendation of corporate governance standards and the annual review of Board member and CEO performance.

                                Audit Committee
                              -------------------

     The Audit Committee of the Board of Directors consists of three directors who are not officers of the Company and are independent as defined by the listing standards of the American Stock Exchange. The members of the Audit Committee are: William E. Aubuchon, III, Ross B. George (Chairman) and Edward F. Godfrey. The Audit Committee held six meetings in 2001 for the purpose of overseeing management's responsibilities for accounting, internal controls and financial reporting. After review and consideration, the Audit Committee also recommended the appointment of an independent certified public accounting firm for the following fiscal year, which was subsequently approved by the Board of Directors. The Report of the Audit Committee, which appears below, and the Audit Committee Charter, which appears in Appendix A, more fully describe the activities and responsibilities of the Audit Committee.

                             Compensation Committee
                           --------------------------

     The Compensation Committee of the Board of Directors, which held five meetings in 2001, consists of David P. Brownell, Michael B. Green and Eben S. Moulton (Chairman). The duties of this Committee include studying and making recommendations to the Board of Directors with respect to base and incentive compensation plans and payments and other benefits to be paid to the officers of Unitil. The Compensation Committee's duties also include the annual review of management succession planning, administration of the Company's Stock Option Plans, administration of merit, incentive and commission compensation plans for all appropriate personnel and administration of the Directors' Deferred Compensation Plan.

                          Report of the Audit Committee
                        ---------------------------------

     During the fiscal year ended December 31, 2001, the Audit Committee of the Board of Directors held six meetings. In accordance with the Charter, the Audit Committee is responsible for providing independent and objective oversight of the Company's accounting functions, internal controls and financial reporting. The Audit Committee also reviews the Charter annually and adopts any amendments necessary to reflect changes governing financial reporting and accounting requirements or its responsibilities. A copy of the Audit Committee Charter is attached to this Proxy Statement as Appendix A.

     During 2001, the Audit Committee reviewed the audit plan and audit scope of both the independent auditors (Grant Thornton, LLP) and the Internal Auditor. The Audit Committee discussed the quality and adequacy of the Company's internal controls with senior management, the Internal Auditor and the independent auditors. These discussions also included a review of the results of the internal audits performed including follow-up on previous internal and external audit recommendations as well as an overview of ongoing compliance matters. In addition, the Audit Committee retained the independent auditors to perform non-audit services. In doing so, the Audit Committee felt assured that these non-audit services would not impact the objectivity of the independent auditors. The independent auditor's fees incurred for the fiscal year are itemized below:

     AUDIT FEES (for quarterly and annual financial reports)        $120,000

     ALL OTHER FEES (includes review services for a subsidiary, accounting services for investment activities, regulatory
     services, tax services, and employee benefit plan audits)      $144,186

     In discharging its oversight responsibility regarding the audit process, the Audit Committee received a written statement from the independent auditors describing all relationships between the auditors and the Company that might bear on their independence, consistent with Independence Standards Board Standard No. 1 -"Independence Discussions with Audit Committees." In addition, the Audit Committee discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence. The Audit Committee also discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, "Communication with Audit Committees."

     Management is responsible for the preparation of the Company's financial statements and the independent auditors are responsible for the audit of those statements. In November 2001, the Audit Committee reviewed the financial presentation and public disclosures regarding the accounting recognition of an extraordinary non-cash charge resulting from Restructuring Orders issued by the Massachusetts Department of Telecommunications and Energy. In addition, during 2001, the Audit Committee members received the quarterly financial information for review and comment prior to the filing of Form 10-Q with the Securities and Exchange Commission. In fulfilling its responsibilities for the financial statements for fiscal year 2001, the Audit Committee also reviewed the audited financial statements of the Company, for the fiscal year ended December 31, 2001, with management and the independent auditors. This review included a discussion of the accounting recognition and financial presentation regarding a charge to write down the book value of a non-utility investment resulting from a decrease in market valuation as prescribed in FASB 115, "Accounting for Certain Investments in Debt and Equity Securities." Based on the reviews with management and the independent auditors, the Audit Committee recommended that the Board of Directors include the audited financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001, for filing with the Securities and Exchange Commission.


                                                         Audit Committee Members
      --------------------------------------------------------------------------
      WILLIAM E. AUBUCHON, III, ROSS B. GEORGE (CHAIRMAN), AND EDWARD F. GODFREY

                      Report of the Compensation Committee
                    ----------------------------------------

     Upon the recommendation of the Compensation Committee, the Board of Directors votes to approve the compensation of the Chief Executive Officer. The Committee reports all of its decisions to the Board. The Board unanimously accepted each of the recommendations, described below, made in 2001 and to date in 2002. The Committee also approves the compensation of all other Company executive officers listed in the Summary Compensation Table, as well as other senior employees. The Board ratifies the compensation decision for these executive officers.

     The overall objective of the Company's Board of Directors, and specifically this Compensation Committee, in setting compensation for Unitil's executive officers, is to attract, retain and reward managers who are committed to solid financial performance and foster excellence in the management of the assets of the Company and who can successfully lead the Company as the industry undergoes unprecedented change and restructuring. To help meet these objectives, the Committee believes it is important for the Company to provide compensation to its executive officers that varies directly with the performance of the Company.

     The Company pays both "base" and "variable" compensation to its officers. The base component of compensation is determined under Unitil's salary policy, which is reviewed from time to time by outside consultants as to its competitiveness. Variable compensation is based on factors that measure the success of the Company for any given year and is governed by Unitil's Management Incentive Plan ("Incentive Plan"). These performance factors are set the same for both the general employee and management incentive programs to ensure that all employees are focused on common bottom line business and operational results. The factors under the Incentive Plan provide a cash incentive opportunity if the Company meets certain targets for Core Utility Earnings (normalized), Reliability, Low Distribution Costs, Customer Satisfaction, and New Business Initiatives. The Plan also requires a subjective evaluation by the Board, which rates management's performance in capitalizing on unplanned opportunities and responding to unforeseen problems. The bonus opportunities are set by level of the executive position according to other companies in the utility industry. In 2001, certain objective targets for Core Utility Earnings (normalized), Reliability, Distribution Costs, and Customer Satisfaction were met. In addition, the Committee discussed and evaluated the subjective target of the Incentive Plan to determine how well the Company met the Board's expectations in dealing with challenges and opportunities in 2001. The Committee took into consideration such factors as coping with extensive regulatory issues, restructuring the Usource operation, and responding to other opportunities. Upon consideration and evaluation of these and other factors, the Committee determined that an incentive payout of 80% of target would be appropriate. The payout for 2001 performance will be made during the first quarter of 2002, and will therefore be reflected on the "Compensation of Officers" Table in the 2002 Proxy Statement.

     In addition, to further align the interest of the Company's management with shareholders and customers, the Company, in 1998, instituted a Stock Option Plan ("Option Plan"). The Option Plan provides grants of options to buy common shares of Company Stock. The Option Plan anticipates the granting of options over a period of five years, and each grant will vest over a three-year period. Each option grant is priced at the market price on the date of the grant. This plan emphasizes long-term growth of the price of the Company's Common Stock. In January, 2001, the Committee granted a total of 60,000 options to the members of senior management.

     The compensation of the Chief Executive Officer ("CEO"), is governed by these same plans and objectives. As Chairman of the Board and CEO,Mr. Schoenberger was paid an annual base salary of $292,000 in 2001. This amount, based on the terms of Mr. Schoenberger's 2000-2003 employment agreement calling for $292,000 per annum with an annual performance and salary review, was determined in accordance with Unitil's salary policy. Mr. Schoenberger's employment agreement with the Company is further detailed on pages 17 and 18. In connection with the Incentive Plan, in February, 2002, Mr. Schoenberger was paid $116,800 for performance in meeting goals set for 2001. Mr. Schoenberger's incentive compensation is evaluated using the same factors as the executive participants in the Incentive Plan, as discussed above.

     The Committee periodically reviews each component of the Company's executive compensation program to ensure that pay levels and incentive opportunities are competitive and that incentive opportunities are linked to Company performance. The Company engaged a nationally known compensation consulting firm in 1998 to review the competitiveness of the total compensation package for the CEO and other executive positions. As a result of this review, the Company adopted a new salary policy, new base salary ranges, a new Management Incentive Plan (see "Other Compensation Arrangements") and the Option Plan described above (see also "Other Compensation Arrangements"). These new policies and plans brought the Company's compensation practices into line with current market conditions for competitive pay levels of utility executives, and better support the achievement of the Company's mission and strategies.

                                                  Compensation Committee Members
        ------------------------------------------------------------------------
             DAVID P. BROWNELL, MICHAEL B. GREEN, AND EBEN S. MOULTON (CHAIRMAN)


                    Stock Performance Graph and Information
                  -------------------------------------------

COMPARATIVE FIVE-YEAR TOTAL RETURNS
--------------------------------------------------------------------------------






                              [PERFORMANCE GRAPH]






                            1996     1997     1998     1999     2000     2001
                         -------------------------------------------------------
UNITIL                    $100.00  $129.53  $143.16  $241.81  $167.20  147.6434
PEER                      $100.00  $118.61  $130.59  $114.29  $176035  118.9427
S & P                     $100.00  $131.01  $165.95  $198.35  $178.24  154.9856


--------------------------------------------------------------------------------
THE GRAPH ABOVE ASSUMES $100 INVESTED ON DECEMBER 31, 1995, IN EACH CATEGORY AND THE REINVESTMENT OF ALL DIVIDENDS DURING THE PERIOD. THE PEER GROUP IS COMPRISED OF S&P 40 UTILITIES.

                            Compensation of Officers
                          ----------------------------

     The tabulation below shows the compensation Unitil, or any of its subsidiaries, has paid to its Chief Executive Officer and its four most highly compensated officers whose total annual salary and bonus were at least $100,000 during the year 2001.


------------------------------------------------------------------------------------------------------------------------------------
                                                      SUMMARY COMPENSATION TABLE
------------------------------------------------------------------------------------------------------------------------------------

                                                                                   LONG TERM COMPENSATION
                                             ANNUAL COMPENSATION                       AWARDS      PAYOUT
------------------------------------------------------------------------------------------------------------------------------------
                                                                     OTHER
NAME AND                                                            ANNUAL      RESTRICTED                               ALL OTHER
PRINCIPAL                                SALARY      BONUS           COMP.        STOCK                        LTIP        COMP.
POSITION (1)                  YEAR        ($)        ($)(2)           ($)       AWARDS ($)    OPTIONS (#)     PAYOUT       ($)
------------------------------------------------------------------------------------------------------------------------------------
ROBERT G. SCHOENBERGER        2001      $292,000    $110,924           -            -          20,000(3)         -       $6,574(6)
Chairman of the Board &       2000       278,004      80,115           -            -          20,000(4)         -
Chief Executive Officer       1999       267,048     109,415           -            -          20,000(5)         -
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL J. DALTON             2001      $213,710     $65,910           -            -          10,000(3)         -       $8,094(7)
President & Chief             2000       206,484      47,880           -            -          10,000(4)         -
Operating Officer             1999       199,500      67,882           -            -          10,000(5)         -

ANTHONY J. BARATTA, JR.       2001      $176,132     $46,631           -            -          5,000(3)          -       $6,662(8)
Senior Vice President &       2000       167,098      33,390           -            -          5,000(4)          -
Chief Financial Officer       1999       159,078      33,606           -            -          10,000(5)         -

GEORGE R. GANTZ               2001      $144,602     $33,126           -            -          2,500(3)          -       $5,001(9)
Senior Vice President,        2000       138,372      23,836           -            -          2,500(4)          -
Unitil Service                1999       132,420      32,261           -            -          2,500(5)          -

MARK H. COLLIN                2001      $117,000     $21,347           -            -          2,000(3)          -       $4,371(10)
Treasurer & Secretary         2000       107,000      15,882           -            -          1,500(4)          -
                              1999        90,761      14,278           -            -          1,500(5)          -
------------------------------------------------------------------------------------------------------------------------------------

NOTES:

(1) Officers of the Company also hold various positions with subsidiary companies. Compensation for those positions is included in the above table.

(2) Bonus amounts reflected are comprised of the Unitil Management Incentive Plan ("Incentive Plan") cash awards paid in February, 2001, for 2000 results. The terms of the Incentive Plan provide a cash incentive opportunity if the Company meets certain pre-established performance targets (see "Other Compensation Arrangements").

(3) Options were granted in January, 2001, under the 1998 Stock Option Plan ("Option Plan"). Options will vest at a rate of 25% in year one, 25% in year two, and 50% in year three, following the date of the grant. As of February, 2002, 25% of options granted are vested and exercisable.

(4) Options were granted in January, 2000, under the 1998 Stock Option Plan ("Option Plan"). Options will vest at a rate of 25% in year one, 25% in year two, and 50% in year three, following the date of the grant. As of February, 2002, 50% of options granted are vested and exercisable.

(5) Options were granted in March, 1999, under the Option Plan. Options will vest at a rate of 25% in year one, 25% in year two, and 50% in year three, following the date of the grant. As of February, 2002, 50% of options granted are vested and exercisable.

(6) All Other Compensation for Mr. Schoenberger for the year 2001 includes 401(K) company contribution, and Group Term Life Insurance payment valued at $5,100 and $1,474, respectively.

(7) All Other Compensation for Mr. Dalton for the year 2001 includes 401(K) company contribution, and Group Term Life Insurance payment valued at $5,100 and $2,994, respectively.

(8) All Other Compensation for Mr. Baratta for the year 2001 includes, 401(K) company contribution and Group Term Life Insurance payment, valued at $5,100 and $1,562, respectively.

(9) All Other Compensation for Mr. Gantz for the year 2001 includes, 401(K) company contribution and Group Term Life Insurance payment, and valued at $4.338 and $662, respectively.

(10) All Other Compensation for Mr. Collin for the year 2001 includes 401(K) company contribution and Group Term Life Insurance payment, valued at $4,150 and $221, respectively.

                        Other Compensation Arrangements
                      -----------------------------------

     The table below provides information with respect to options granted in fiscal 2001 under the 1998 Stock Option Plan (See also "Other Compensation Arrangements") to the named executive officers in the Summary Compensation table. The Company has no compensation plan under which Stock Appreciation Rights ("SARs") are granted and thus reference to SARs has been omitted from the table.


------------------------------------------------------------------------------------------------------------------------------------
                                             OPTION GRANTS IN LAST FISCAL YEAR
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                              POTENTIAL REALIZABLE
                                                                                                                VALUE AT ASSUMED
                                                INDIVIDUAL GRANTS                                             ANNUAL RATES OF STOCK
                                                                                                             PRICE APPRECIATION FOR
                                                                                                                  OPTION TERM
------------------------------------------------------------------------------------------------------------------------------------
         (a)                      (b)               (c)                 (d)                (e)               (f)            (g)
------------------------------------------------------------------------------------------------------------------------------------
                                                 % OF TOTAL        OPTION PRICE
                               NUMBER OF          OPTIONS     ----------------------
                              SECURITIES         GRANTED TO                  MARKET
                              UNDERLYING          EMPLOYEES   EXERCISE OR   PRICE ON
                               OPTIONS            IN FISCAL   BASE PRICE     DATE OF        EXP.
        NAME                  GRANTED (#)            YEAR       ($/SH)        GRANT         DATE             5% ($)         10% ($)
------------------------------------------------------------------------------------------------------------------------------------
ROBERT G. SCHOENBERGER
Chairman of the Board &        20,000              33.3%       $25.875       $25.875       1/16/11          $326,025        $824,740
Chief Executive Officer
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL J. DALTON
President &                    10,000              16.7%        $25.875      $25.875       1/16/11          $163,013        $412,370
Chief Operating Officer
------------------------------------------------------------------------------------------------------------------------------------
ANTHONY J. BARATTA, JR.
Senior Vice President &         5,000               8.3%        $25.875      $25.875       1/16/11           $81,506        $206,185
Chief Financial Officer
------------------------------------------------------------------------------------------------------------------------------------
GEORGE R. GANTZ
Senior Vice President           2,500               4.2%        $25.875      $25.875       1/16/11           $40,753        $103,093
Unitil Service
------------------------------------------------------------------------------------------------------------------------------------
MARK H. COLLIN
Treasurer & Secretary           2,000               3.3%        $25.875      $25.875       1/16/11           $32,603         $82,474
------------------------------------------------------------------------------------------------------------------------------------

     The table below provides information with respect to the value of unexercised options granted in prior years under the Key Employee Stock Option Plan ("KESOP") and the value of unexercised options granted in prior years and in 2001 under the 1998 Stock Option Plan ("Option Plan"), respectively, to the named executive officers in the Summary Compensation Table and held by them as of December 31, 2001.


--------------------------------------------------------------------------------------------------------------
              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR (FY)
                        AND FY-END OPTION VALUES (1)(2)
--------------------------------------------------------------------------------------------------------------
                                               NUMBER OF UNEXERCISED OPTIONS           VALUE OF UNEXERCISED
                         SHARES                             AT                         IN-THE-MONEY OPTIONS
                        ACQUIRED                        FY-END (#)                          AT FY-END ($)
                           ON         VALUE    ---------------------------------------------------------------
                        EXERCISE    REALIZED          EXERCISABLE/                          EXERCISABLE/
        NAME               (#)         ($)           UNEXERCISABLE                         UNEXERCISABLE
--------------------------------------------------------------------------------------------------------------
        (a)                (b)         (c)                (d)                                   (e)
--------------------------------------------------------------------------------------------------------------
ROBERT G. SCHOENBERGER
Chairman of the Board &     -           -         exercisable     40,000             exercisable     $175,125
Chief Executive Officer     -           -         unexercisable   45,000             unexercisable         $0
--------------------------------------------------------------------------------------------------------------
MICHAEL J. DALTON
President &                 -           -         exercisable      7,500             exercisable           $0
Chief Operating Officer     -           -         unexercisable   22,500             unexercisable         $0
--------------------------------------------------------------------------------------------------------------
ANTHONY J. BARATTA, JR.
Senior Vice President &     -           -         exercisable      6,250             exercisable           $0
Chief Financial Officer     -           -         unexercisable   13,750             unexercisable         $0
--------------------------------------------------------------------------------------------------------------
GEORGE R. GANTZ
Senior Vice President,      -           -         exercisable      1,875             exercisable           $0
Unitil Service              -           -         unexercisable    5,625             unexercisable         $0
--------------------------------------------------------------------------------------------------------------
MARK H. COLLIN
Treasurer &                 -           -         exercisable      1,125             exercisable           $0
Secretary                   -           -         unexercisable    3,875             unexercisable         $0
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

 NOTES:

(1) The KESOP authorizes the Compensation Committee to provide in the award agreements that the participant's right to exercise the options provided for therein will be accelerated upon the occurrence of a "Change in Control" of Unitil. The term "Change in Control" is defined in substantially the same manner as in the Severance Agreements as defined on pages 15 and 16. Award agreements entered into with participants in the KESOP contain such a "Change in Control" provision. Award agreements also provide that, upon the exercise of an option on or after a Change in Control, Unitil shall pay to the optionee, within five business days, a lump sum cash amount equal to the economic benefit of the optionee's outstanding options and associated dividend equivalents that the optionee would have received had the option remained unexerciseduntil the day preceding the expiration of the grant. Upon the exercise of any option by an employee and upon payment of the option price for shares of Unitil Common Stock as to which the option was granted (the "Primary Shares"), Unitil will cause to be delivered to such employee (i) the Primary Shares and (ii) the number of shares of Unitil Common Stock (the "Dividend Equivalent Shares") equal to the dollar amount of dividends which would have been paid on the Primary Shares (and previously accrued Dividend Equivalent Shares) had they been outstanding, divided by the fair market value of Unitil Common Stock determined as of the record date for each dividend. All options, with the exception of Mr. Schoenberger's options (see Note 3), associated with the KESOP were exercised as of March 7, 1999.

(2) The Option Plan authorizes the Compensation Committee to provide in the award agreements that the participant's right to exercise the options provided for therein will be accelerated upon the occurrence of a Change in Control of Unitil, and will become 100% vested and fully exercisable. The term "Change in Control" is defined in substantially the same manner as in the Severance Agreements as defined on pages 15 and 16. All of the award agreements entered into with participants in the Option Plan to date contain such a "Change in Control" provision. The options reported in the table were granted in March, 1999, January, 2000, and January, 2001, under the Option Plan.

(3) In accordance with the terms of Mr. Schoenberger's 1997 employment agreement, on November 3, 1997, he received 25,000 options to purchase shares of Company stock under the KESOP. The options granted to Mr. Schoenberger became exercisable on November 3, 1998. In 1998, the Compensation Committee extended the expiration date of Mr. Schoenberger's options until November 3, 2007 (ten years from the date of the grant), because the KESOP originally provided ten years between the grant and expiration of options.

(4) Mr. Schoenberger's 25,000 exercisable KESOP options listed in column (d) in the table above do not include non-preferential dividend equivalents earned under the provisions of the KESOP and associated with options outstanding.

     In December, 1998, the Unitil Board of Directors adopted the Unitil Corporation 1998 Stock Option Plan ("Option Plan"). The Company intends to grant stock options each year through March 1, 2004, under the plan to certain employees and directors, for the purchase of up to 350,000 shares of Unitil Common Stock. To date, grants were made to certain management employees in March, 1999, January, 2000, and January 2001. Each option grant will vest over a three year period and each grant will expire ten years after the date of grant.

     The purpose of the Option Plan is to provide an incentive to key employees and directors of Unitil and its affiliates who are in a position to contribute materially to the long-term success of Unitil and/or its affiliates, to increase their interest in the welfare of Unitil and its affiliates, and to attract and retain employees and directors of outstanding ability. The Compensation Committee administers the Option Plan. The Committee has the authority to interpret the Option Plan and to designate recipients of the stock options.

     Stock options granted under the Option Plan will entitle the holders of those options to purchase up to the number of shares of common stock specified in the grant at a price established by the Committee. All grants will be issued at 100% of market value. Under the Option Plan, stock options for shares constituting not more than five percent of the common stock may be issued in any one year.

     The Company adopted a new Management Incentive Plan and a new Employee Incentive Plan in December, 1998, to provide cash incentive payments that are tied directly to achievement of the Company's strategic goals. Annual goals are established each year by the Board of Directors and payment of awards is made in February of the year following achievement of the goals. Target incentive payments have been established that vary based upon the grade level of each position. Actual awards can be less than or greater than the target payout depending upon actual results achieved.

     Unitil maintains a tax-qualified defined benefit pension plan and related trust agreement (the "Retirement Plan") that provides retirement annuities for eligible employees of Unitil and its subsidiaries. Since the Retirement Plan is a defined benefit plan, no amounts were contributed or accrued specifically for the benefit of any officer of Unitil under the Retirement Plan. Directors of Unitil who are not and have not been officers of Unitil or any of its subsidiaries are not eligible to participate in the Retirement Plan.

     The table below sets forth the estimated annual benefits (exclusive of Social Security payments) payable to participants in the specified compensation and years of service classifications, assuming continued active service until retirement. The average annual earnings used to compute the annual benefits are subject to a $200,000 limit.

 ------------------------------------------------------------------------------
                               PENSION PLAN TABLE
 ------------------------------------------------------------------------------

                                               ANNUAL PENSION
                                -----------------------------------------------
      AVERAGE ANNUAL EARNINGS     10 YEARS    20 YEARS    30 YEARS   40 YEARS
    USED FOR COMPUTING PENSION   OF SERVICE  OF SERVICE  OF SERVICE OF SERVICE
 ------------------------------------------------------------------------------
             $100,000              20,000      40,000      50,000     55,000
              125,000              25,000      50,000      62,500     68,750
              150,000              30,000      60,000      75,000     82,500
              200,000              40,000      80,000     100,000    110,000

     The present formula for determining annual benefits under the Retirement Plan's life annuity option is (i) 2% of average annual salary (average annual salary during the five consecutive years out of the last twenty years of employment that give the highest average salary) for each of the first twenty years of benefit service, plus (ii) 1% of average annual salary for each of the next ten years of benefit service and (iii) 1/2% of average annual salary for each year of benefit service in excess of thirty, minus (iv) 50% of age 65 annual Social Security benefit (as defined in the Retirement Plan), and (v) any benefit under another Unitil retirement plan of a former employer for which credit for service is given under the Retirement Plan. A participant is eligible for early retirement at an actuarially reduced pension upon the attainment of age 55 with at least 15 years of service with Unitil or one of its subsidiaries. A participant is 100% vested in his benefit under the Retirement Plan after five years of service with Unitil or one of its subsidiaries. As of January 1, 2002, Messrs. Schoenberger, Dalton, Baratta, Gantz and Collin had 4, 34, 4,18 and 13 credited years of service, respectively, under the Retirement Plan.

     Unitil also maintains a Supplemental Executive Retirement Plan ("SERP"), a non-qualified defined benefit plan. SERP provides for supplemental retirement benefits to executives selected by the Board of Directors. At the present time, Messrs. Schoenberger and Dalton are eligible for SERP benefits upon attaining normal or early retirement eligibility. Annual benefits are based on a participant's final average earnings less the participant's benefits payable under the Retirement Plan, less other retirement income payable to such participant by Unitil or any previous employer and less income that a participant receives as a primary Social Security benefit. Early retirement benefits are available to a participant, with the Unitil Board's approval, if the participant has attained age 55 and completed 15 years of service. Should a participant elect to begin receiving early retirement benefits under SERP prior to attaining age 60, the benefits are reduced by 5% for each year that commencement of benefits precedes attainment of age 60. If a participant terminates employment for any reason prior to retirement, the participant will not be entitled to any benefits. Under the SERP, Messrs. Schoenberger and Dalton would be entitled to receive an annual benefit of $39,734 and $19,263, respectively, assuming normal retirement at age 65 and that their projected final average earnings are equal to the average of their respective three consecutive years of highest compensation prior to retirement.

     Unitil and certain subsidiaries maintain severance agreements (the "Severance Agreements") with certain management employees, including Executive Officers. The Severance Agreements are intended to help assure continuity in the management and operation of Unitil and its subsidiaries in the event of a proposed "Change in Control". Each Severance Agreement only becomes effective upon the occurrence of a Change in Control of Unitil as defined in the Severance Agreements. If an employee's stipulated compensation and benefits, position, responsibilities and other conditions of employment are reduced during the thirty-six month period following a Change in Control, the employee is entitled to a severance benefit.

     The severance benefit is a lump sum cash amount equal to (i) the present value of three years' base salary and bonus; (ii) the present value of the additional amount the employee would have received under the Retirement Plan if the employee had continued to be employed for such thirty-six month period;
(iii) the present value of contributions that would have been made by Unitil or its subsidiaries under the 401(k) if the employee had been employed for such thirty-six month period; and (iv) the economic benefit on any outstanding Unitil stock options and associated dividend equivalents, if applicable, assuming such options remained unexercised until the day preceding the expiration of the grant, including the spread on any stock options that would have been granted under the Option Plan if the employee had been employed for such thirty-six month period. Each Severance Agreement also provides for the continuation of all employee benefits for a period of thirty-six months, commencing with the month in which the termination occurred. In addition, pursuant to each Severance Agreement, Unitil is required to make an additional payment to the employee sufficient on an after-tax basis to satisfy any additional individual tax liability incurred under Section 280G of the Internal Revenue Code of 1986, as amended, with respect to such payments.

     The Company entered into an initial employment agreement with Mr. Schoenberger on November 1, 1997. The term of the agreement was for three years with an expiration date of October 31, 2000. Under the terms of the 1997 employment agreement ("the 1997 Agreement"), Mr. Schoenberger received an annual base salary of $245,000 which was subject to annual review by the Board for discretionary periodic increases in accordance with the Company's compensation policies. Mr. Schoenberger was entitled to participate in the Company's SERP, Executive Supplemental Life Insurance Program and all other employee benefit plans made available by the Company. On November 3, 1997, Mr. Schoenberger also received 25,000 options to purchase shares of Company stock under the Company's 1989 Key Employee Stock Option Plan ("KESOP). In 1998, the Compensation Committee extended the expiration date of the options granted to Mr. Schoenberger under the KESOP until November 3, 2007. Said options were originally set to expire on March 7, 1999. Mr. Schoenberger was reimbursed for all reasonable interim living and reasonable travel expenses during 1997 and 1998. In addition, in 1998, Mr. Schoenberger was reimbursed for all direct moving expenses and received $50,000 when he relocated to the area, as was stipulated in the terms of the 1997 Agreement. The 1997 Agreement also provided that the Company and Mr. Schoenberger enter into a Severance Agreement, more fully described above. Mr. Schoenberger and the Company entered into said Severance Agreement on February 6, 1998. According to the 1997 Agreement, the Company, by action of the Board, may terminate Mr. Schoenberger's employment for any reason. If Mr. Schoenberger's employment had been terminated by the Company during the term of the 1997 Agreement for any reason other than Cause, death or disability, the Company would have been obligated to pay Mr. Schoenberger's base pay at the rate in effect on the date of employment termination and benefits until the end of the term of the 1997 Agreement, or if employment termination was after November 1, 1999, for one year.

     Upon the expiration of the 1997 Agreement, the Company entered into a second employment agreement ("the 2000 Agreement") with Mr. Schoenberger on November 1, 2000. The term of the agreement is for three years with an expiration date of October 31, 2003. Under the terms of the 2000 Agreement, Mr. Schoenberger will receive an annual base salary of $292,000 which is subject to annual review by the Board for discretionary periodic increases in accordance with the Company's compensation policies. Mr. Schoenberger is entitled to continued participation in the Company's SERP, Executive Supplemental Life Insurance Program and all other employee benefit plans made available by the Company. The 2000 Agreement provides that Mr. Schoenberger shall participate in the Management Incentive Plan, which is described in the Compensation Committee Report on page 9 and also on page 14, and the Option Plan, which is described on page 14, or any stock option or similar plan of the Company. The agreement also provides that the Severance Agreement, entered into on February 6, 1998, by and between Mr. Schoenberger and the Company, remain in effect. The Severance Agreement is more fully described on pages 15 and 16. The 2000 Agreement also provides that the Company, by action of the Board, may terminate Mr. Schoenberger's employment for any reason. If Mr. Schoenberger's employment is terminated by the Company during the term of the agreement for any reason other than Cause, death or disability, or if Mr. Schoenberger terminates his employment because of Constructive Termination, the Company shall pay Mr. Schoenberger a combination of (i) base pay at the rate in effect on the date of employment termination, (ii) an annual amount equal to the average of the annual bonus amounts received by Mr. Schoenberger in the two calendar years preceding the year in which termination occurs, and (iii) benefits, in each case for a period of two years following the date of termination. If during such two-year period Mr. Schoenberger shall secure full-time employment, the Company's obligation to provide benefits shall cease. All such payments described above will be made in accordance with the Company's regular payroll policies.

                 As to Other Matters to Come Before the Meeting
               --------------------------------------------------

     The Board of Directors does not intend to bring before the meeting any matters other than the one referred to above and knows of no other matters which may properly come before the meeting. If any other matters or motions come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote such proxy in accordance with their judgment on such matters or motions, including any matters dealing with the conduct of the meeting.

     The Board of Directors has selected and employed the firm of Grant Thornton as Unitil's independent certified public accountants to audit Unitil's financial statements for the fiscal year 2001. A representative of the firm will be present at the meeting and will be available to respond to appropriate questions. It is not anticipated that such representative will make a prepared statement at the meeting; however, he will be free to do so if he so chooses.

     Any proposal submitted by a shareholder of Unitil for inclusion in the proxy material for the 2003 annual meeting of shareholders must be received by Unitil at its Corporate Headquarters not later than November 13, 2002.

                  Solicitation, Revocation and Use of Proxies
                -----------------------------------------------

     Shares of Unitil Common Stock represented by properly executed proxies received by Unitil prior to or at the meeting will be voted at the meeting in accordance with the instructions specified on the proxies. If no instructions are specified on such proxies, shares will be voted FOR the election of the nominees for Directors. Abstentions and non-votes will have the same effect as negative votes.

     Any Unitil shareholder who executes and returns a proxy has the power to revoke such proxy at any time before it is voted by filing with the Secretary of Unitil, at the address of Unitil set forth above, written notice of such revocation or a duly executed proxy bearing a later date, or by attending and voting in person at the meeting. Attendance at the meeting will not in and of itself constitute a revocation of a proxy.

     Unitil will bear the costs of solicitation by the Board of Directors of proxies from Unitil shareholders. In addition to the use of the mail, proxies may be solicited by the Directors, officers and employees of Unitil by personal interview, telephone, telegram or otherwise. Such Directors, officers and employees will not be additionally compensated, but may be reimbursed for out-of-pocket expenses in connection with such solicitation. Arrangements also will be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and Unitil may reimburse such custodians, nominees and fiduciaries for reasonable out-of-pocket expenses in connection therewith.


                                            By Order of the Board of Directors,

                                            /s/ Mark H. Collin
                                            -----------------------------------
                                            Mark H. Collin
                                            Treasurer & Secretary


--------------------------------------------------------------------------------
UNITIL WILL FURNISH WITHOUT CHARGE TO ANY SHAREHOLDER ENTITLED TO VOTE AND TO ANY BENEFICIAL OWNER OF SHARES ENTITLED TO BE VOTED AT THE ANNUAL MEETING OF COMMON SHAREHOLDERS, TO BE HELD APRIL 18, 2002, A COPY OF ITS ANNUAL REPORT ON FORM 10-K, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FISCAL YEAR 2001, UPON WRITTEN REQUEST TO MARK H. COLLIN, TREASURER, UNITIL CORPORATION, 6 LIBERTY LANE WEST, HAMPTON, NH 03842-1720.
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                                       18

                                                                      APPENDIX A
                                                                      ----------

                               Unitil Corporation

                                AUDIT COMMITTEE

                     CHARTER OF DUTIES AND RESPONSIBILITIES
                   ------------------------------------------

The Audit Committee is a standing committee of the Board of Directors. The committee is comprised of three non-management Directors and holds a minimum of two scheduled meetings during each calendar year.

The principal functions of the Audit Committee are:

     (a) To make recommendations to the Board of Directors regarding the engagement of the Company's independent auditor after reviewing management's evaluation and recommendation of the auditor and their independence, and to review the arrangements for and scope of the independent audit and the fees proposed for such audit, as well as the scope and proposed fees for additional non-audit services.

     (b) To ensure receipt from the independent auditor of a formal written statement delineating all relationships between the independent auditor and the Company, consistent with Independence Standards Board Standard 1.

     (c) To actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor.

     (d) To review the results of the audit engagement with the independent auditor and their Memorandum of Advisory Comments and management's responses thereon.

     (e) To review with the Company's management and the independent auditor the accounting principles applied or to be applied in financial reporting, and to review and approve any major policy changes affecting the Company's financial presentation.

     (f) To review and approve the annual internal audit plan and to review the results of internal audits and comments on the Company's system of internal controls and compliance therewith.

     (g) To review implementation and/or resolution of previous internal and external audit recommendations.

     (h) To report activities of the Committee to the Board of Directors and make such recommendations and findings concerning any audit or related matters as it deems appropriate.

     (i) To meet periodically with the independent and/or internal auditors to discuss any matters that the Committee and/or the auditors wish to discuss in Executive session.

     (j) To maintain final approval authority over any proposed terminations involving the Internal Audit Services function.

     (k) To review with management, the internal auditor and the independent auditors, the adequacy of the accounting for, and disclosure of, material contingencies in the Company's financial reporting.

     (l) To prepare annually a Report of the Audit Committee for inclusion in the Company's annual proxy statement.

     (m) To review and assess the adequacy of the Audit Committee Charter on an annual basis.

     (n) To include the Audit Committee Charter as an appendix to the Company's annual proxy statement at least once every three years, or more frequently if substantive changes are made to the Charter.

The members of the Audit Committee are not employees of the Company and, in accordance with the listing standards of the American Stock Exchange, are free of any relationship that would interfere with the exercise of independent judgment as a member of the Audit Committee.

The Audit Committee represents the Board of Directors, discharging its responsibility of oversight of the financial reporting process by carrying out the above functions. The existence and activities of the committee, however, does not alter the traditional roles and responsibilities of the Company's management and the independent auditor with respect to the accounting and internal control functions and financial statement presentation.

                                   DETACH HERE                            ZUTL52

                                     PROXY

                               UNITIL CORPORATION

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned, revoking all previous proxies, hereby appoints ANTHONY J. BARATTA, JR., MARK H. COLLIN, MICHAEL J. DALTON AND ROBERT G. SCHOENBERGER, and each of them, proxies with power of substitution to each, to vote for the undersigned at the Annual Meeting of Common Shareholders of Unitil Corporation (the "Company") to be held at the office of the Company, 6 Liberty Lane West, Hampton, New Hampshire on Thursday, April 18, 2002, at 10:30 A.M., and at any and all adjournments thereof, with all powers the undersigned would possess if personally present and voting and particularly with respect to the matters set forth on the reverse side hereof.


     PLEASE MARK, SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE HEREOF AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.

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 SEE REVERSE       CONTINUED AND TO BE SIGNED ON REVERSE SIDE       SEE REVERSE
    SIDE                                                               SIDE
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

UNITIL [LOGO]

C/O EQUISERVE
P.O. BOX 43068
PROVIDENCE, RI 02940

 -----------------------------------------------------------------------------
                  THIS IS YOUR PROXY. YOUR VOTE IS IMPORTANT.

 Regardless of whether or not you plan to attend the Annual Meeting of Shareholders, you can be sure your shares are represented at the Meeting by promptly returning your proxy (attached below) in the enclosed envelope. Thank you for your attention to this important matter.

 -----------------------------------------------------------------------------

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                 DIRECTIONS TO UNITIL'S CORPORATE HEADQUARTERS

                              6 LIBERTY LANE WEST
                             HAMPTON, NEW HAMPSHIRE

 FROM ROUTE 95
 -------------
 Take New Hampshire Exit 2. Immediately after the toll booth (50 cents) bear left onto rte. 101 East. Cross back over Rte. 95, then take the first right, follow signs for Liberty Lane/Rte. 27. Take the first left to the Liberty Lane entrance. Stay right on the access road until it crosses under Rte. 95, then turn left at the Liberty Lane West sign. Continue straight, 1/2 mile to Unitil on the right.

 FROM ROUTE 101 EAST
 -------------------
 Cross over Rte. 95, then take the first right, following signs for Liberty Lane/Rte. 27. Take the first left to the Liberty Lane entrance. Stay right on the access road until it crosses under Rte. 95, then turn left at the Liberty Lane West sign. Continue straight, 1/2 mile to Unitil on the right.

       PLEASE CALL 800/999-6501 IF YOU WOULD LIKE ADDITIONAL INFORMATION

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                                DETACH HERE                               ZUTL51
    PLEASE MARK
/X/ VOTES AS IN
    THIS EXAMPLE.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN BELOW. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED IN FAVOR OF THE ELECTION OF THE FIVE DIRECTORS LISTED IN ITEM 1.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES LISTED
BELOW.
1. To elect five Directors:
NOMINEES: (01) David P. Brownell, (02) Albert H. Elfner, III,
          (03) Ross B. George,    (04) Michael B. Green,
          (05) M. Brian O'Shaughnessy

           FOR                       WITHHELD
           ALL     / /          / /  FROM ALL
         NOMINEES                    NOMINEES


           / /
               -----------------------------------------
               For all nominees except as noted above

                               MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT / /

                               MARK HERE IF YOU PLAN TO ATTEND THE MEETING   / /


                    Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
                    PLEASE RETURN THIS PROXY PROMPTLY.


Signature:                  Date:       Signature:                  Date:
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